Statement of Changes in Net Assets Available for Benefits - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions:
Participants	$ 167,111,802	$ 163,121,552
Employer	99,237,624	98,806,837
Rollovers	29,022,844	28,248,837
Total contributions	295,372,270	290,177,226
Interest income on notes receivable from participants	3,420,848	2,994,127
Net appreciation in fair value of investments	1,100,827,462	922,435,947
Interest and dividend income	20,822,273	18,863,256
Net investment income	1,121,649,735	941,299,203
Total additions, including net investment income	1,420,442,853	1,234,470,556
Deductions
Benefits paid	503,313,243	427,940,208
Administrative expenses	2,341,580	2,694,935
Total deductions	505,654,823	430,635,143
Net increase	914,788,030	803,835,413
Net assets available for benefits at beginning of year	6,531,617,802	5,727,782,389
Net assets available for benefits at end of year	$ 7,446,405,832	$ 6,531,617,802